NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated March 12, 2020
to the Prospectus dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on March 11, 2020, the Board approved the termination of Ziegler Capital Management, LLC (“Ziegler”) as the subadviser to the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (the “Fund”), and the appointment of Mellon Investments Corporation (“Mellon”) as the Fund’s new subadviser, effective on or about May 21, 2020 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Ziegler in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “Nationwide NYSE Arca Tech 100 Index Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The table under the heading “Fees and Expenses” on page 19 of the Prospectus is hereby deleted and replaced with the following:

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Management Fees(1)	0.22%	0.22%	0.22%	0.22%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.19%	0.19%	0.10%	0.21%
Total Annual Fund Operating Expenses	0.66%	1.41%	0.32%	0.43%
(1)	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective May 21, 2020.

d.	The table under the heading “Example” on page 19 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$639	$774	$922	$1,350
Class C Shares	244	446	771	1,691
Class R6 Shares	33	103	180	406
Institutional Service Class Shares	44	138	241	542

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$144	$446	$771	$1,691

e.	The information under the heading “Portfolio Management – Subadviser” on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

Mellon Investments Corporation

f.	The table under the heading “Portfolio Management – Portfolio Managers” on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Karen Wong, CFA	Managing Director, Head of Index Portfolio Management	Since 2020
Richard A. Brown, CFA	Managing Director, Co-Head of Equity Index Portfolio Management	Since 2020
Thomas Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management	Since 2020

g.	The following paragraph is added under the heading “Fund Management – Subadvisers” on page 35 of the Prospectus:

MELLON INVESTMENTS CORPORATION (“MELLON”), located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108, is the subadviser to the Nationwide NYSE Arca Tech 100 Index Fund. Mellon was established in 1933 with roots tracing back to the late 1800s. Mellon was formed on January 31, 2018, through the merger of The Boston Company Asset Management and Standish Mellon Asset Management into Mellon Capital Management. Effective January 2, 2019, the combined firm was renamed Mellon Investments Corporation.

h.	The following information supplements the “Management Fees” section on page 35 of the Prospectus:

Beginning May 21, 2020, the Nationwide NYSE Arca Tech 100 Index Fund will pay NFA an annual management fee based on the rates in the table below, which are expressed as a percentage of the Nationwide NYSE Arca Tech 100 Index Fund’s average daily net assets, without taking into account any applicable fee waivers or reimbursements.

Fund	Assets	Management Fee
Nationwide NYSE Arca Tech 100 Index Fund	Up to $50 million	0.47%
	$50 million and more but less than $250 million	0.27%
	$250 million and more but less than $500 million	0.22%
	$500 million and more	0.17%

i.	The information under the heading “Nationwide Ziegler NYSE Arca Tech 100 Index Fund” on page 36 of the Prospectus is deleted in its entirety and replaced with the following:

Karen Wong, CFA; Richard A. Brown, CFA; and Thomas Durante, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.

Ms. Wong is a Managing Director and Head of Index Portfolio Management. She has been employed by Mellon since 2000.

Mr. Brown is a Managing Director and Co-Head of Equity Index Portfolio Management. He has been employed by Mellon since 1995.

Mr. Durante is a Managing Director and Co-Head of Equity Index Portfolio Management. He has been employed by Mellon since 2000.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Mellon.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE